Summary Prospectus |  October 4, 2024
Schwab Crypto Thematic ETF

Ticker Symbol:	STCE

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the fund online at www.schwabassetmanagement.com/schwabetfs_prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, reports to shareholders and other information about the fund are available from your financial intermediary.
The fund’s prospectus and SAI, both dated July 26, 2024, as supplemented, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment Objective

The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that is designed to deliver global exposure to companies that may benefit from the development or utilization of cryptocurrencies (including bitcoin) and other digital assets, and the business activities connected to blockchain and other distributed ledger technology.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Other expenses	None
Total annual fund operating expenses	0.30
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies

To pursue its goal, the fund generally invests in stocks that are included in the Schwab Crypto Thematic Index®. The index is designed to deliver global exposure to companies that may benefit from one or more of the following business activities: either directly or facilitating others in validating consensus mechanisms for (such as mining or staking) investing in, or trading cryptocurrency or other digital assets; enabling the use of cryptocurrency or other digital assets to buy or sell goods or services; and developing, distributing or implementing applications of blockchain or other distributed ledger technology, including in new cryptocurrencies or digital assets (collectively referred to as companies in the “crypto ecosystem,” and with respect to the fund’s investment strategy, the “Theme”).
“Digital assets” are assets issued and transferred using cryptographically secured distributed ledger or blockchain technology. As used herein, “digital assets” refers to all digital assets, including both digital asset securities (i.e., digital assets that are securities under U.S. securities laws) and cryptocurrencies. Many digital assets and, consequently, many companies eligible for inclusion in the index, rely on “blockchain” technologies. A “blockchain” is a peer-to-peer shared, distributed ledger that facilitates the process of recording transactions and tracking assets in a business network. A blockchain stores transaction data in “blocks” that are linked together to form a “chain.” As the number of transactions grow, so does the blockchain. Blocks record and confirm the time and sequence of transactions, which are then

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logged into the blockchain, within a discrete network governed by rules agreed on by the network participants. Although initially associated with digital commodities, blockchain technology can be used to track tangible, intangible and digital assets and companies in all business sectors.
The index is comprised of equity securities, including depositary receipts which may be in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), of companies listed and traded on exchanges in U.S. and non-U.S. markets, including developed and emerging markets, as determined by the index provider (the Eligible Trading Venues).
The index is constructed using a proprietary rules-based methodology. The index methodology identifies and weights securities for inclusion in the index based on an objective determination of relevance and exposure to the Theme, which involves four steps:
(1)
Each company in the eligible universe is scored based on its exposure to the Theme, their “Thematic Beta”. Each company’s Thematic Beta is calculated by applying a proprietary natural language algorithm using keyword terms to review large volumes of publicly available data, including datasets and documents. Each document is then ‘scored’ for its relevance to the Theme based on a scoring algorithm and the scores for each company in the eligible universe are aggregated to determine the overall Thematic Beta for each company.

(2)
Each company with a Thematic Beta score greater than zero is then mapped to one or more common equity securities, including ADRs, GDRs and EDRs, listed on exchanges in the Eligible Trading Venues (the Index Universe). If a corresponding security cannot be identified then the company is removed from consideration.

(3)
Liquidity and investability screens are then applied to each security in the Index Universe. Securities that do not meet the screen criteria are removed from the Index Universe.

(4)
The remaining securities in the Index Universe that have passed the applicable liquidity and investability screens are ranked by a function of their Thematic Beta and the weight of the security from the previous rebalancing (if applicable). Up to 50 companies are kept in the Index Universe. The securities are then reviewed by the index provider to ensure that they are positively exposed to the Theme based on one or more factors and business metrics applied by the index provider. If it is not possible to gain confidence in the stock’s positive exposure to the Theme, then the company’s securities are removed from the Index Universe and the next highest ranked company is added. Following this review, each security is assigned an initial weight that is directly proportionate to its relative Thematic Beta which is then adjusted based on minimum and maximum weight constraints.

The methodology used by the index differs from the methodologies used by more traditional indexes to identify and weight index constituents because it utilizes a natural language algorithm (i.e., searches for key words or terms) to determine a company’s relevance to the Theme, whereas more traditional index methodologies may utilize financial metrics, such as a company’s past profits or revenue, to identify and weigh index constituents. Using a natural language algorithm may result in the index including companies that would not be classified by a more traditional index methodology as a company within the Theme, that do not have material exposure to the Theme based on profits, revenue or other financial metrics, or that have significant business operations or lines of business unrelated to the Theme. This means that the operating results of companies included in the index may not be tied economically to the Theme. Conversely, the index methodology may overlook companies that have material economic exposure to the Theme that otherwise would have been included in the index if the publicly available data for those companies had included the relevant keyword terms.
The index is reconstituted and rebalanced quarterly.
It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities, including depositary receipts, included in the index. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. However, when the investment adviser believes it is appropriate to do so, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a security, the investment adviser may cause the fund’s weighting of a security to be more or less than the index’s weighting of the security. The fund may sell securities that are represented in the index in anticipation of their removal from the index or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund will not invest in cryptocurrency or digital assets directly. The fund will not invest in initial coin offerings. The fund may, however, have indirect exposure to cryptocurrencies by virtue of its investments in operating companies that use one or more digital assets as part of their business activities or that hold digital assets as proprietary investments, or through other non-principal investments held by the fund.
Under normal circumstances, the fund may invest up to 20% of its net assets in securities not included in the index. The principal types of these investments include those that the investment adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index, but the investment adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs); (b) other investment companies; and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, including money market funds, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

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The investment adviser typically seeks to track the total return of the index by replicating the index. This means that the fund generally expects that it will hold the same securities as those included in the index. However, the investment adviser may use sampling techniques if the investment adviser believes such use will best help the fund to track the index or is otherwise in the best interest of the fund. Sampling techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. When the fund uses sampling techniques, the fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.
The fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the index is so concentrated. As of June 28, 2024, the index was concentrated in the Software (53%) and Capital Markets (30%) industries. In addition, as of June 28, 2024, a significant portion of the index consisted of companies in the Software & Services (55%) and Financial Services (39%) sectors.
The fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Risk of Investing in Crypto Ecosystem Companies. The technology relating to digital assets, including blockchain, is new and developing and the risks associated with digital assets may not fully emerge until the technology is widely used. Currently, there are relatively few companies for which digital assets represents an attributable and significant revenue stream or source of profit. Therefore, the values of the companies included in the index may not be a reflection of their connection to digital assets but may be based on other business operations or lines of business which means that such companies’ operating results may not be significantly tied to their respective activities related to digital assets. These companies also may not be able to develop digital asset technology applications or may not be able to capitalize on those applications. Digital asset technologies may never be fully implemented, which could adversely affect an investment in the fund. Additionally, there may be risks posed by the lack of regulation for digital assets and any future regulatory developments could affect the viability and expansion of the use of digital assets.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These

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risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include ADRs, GDRs and EDRs, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Non-Diversification Risk. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.
Thematic Investing Risk. The fund invests in a portfolio of securities that are based on a theme and its performance may suffer if such theme is not correctly identified or if the theme develops in an unexpected manner. Performance may also suffer if the securities included in the index do not benefit from the development of such theme. A failure to correctly identify the theme or a failure of the theme to develop in the manner expected by the index provider may result from many causes, including government or other oppositions to the theme, incorrect or incomplete demographic or economic data, social and political changes or natural disasters. In addition, the theme may go in and out of favor, which could cause the fund to outperform or underperform other funds that invest in similar asset classes but employ different investment strategies.
Thematic Index Methodology Risk. The index uses certain proprietary methodology to help assess the criteria of companies to be included in the index, including information that may be based on assumptions and estimates. Neither the fund nor the investment adviser can offer assurances that the index methodology will provide an accurate assessment of included companies. The index’s proprietary natural language algorithm may not identify companies that would otherwise have been included in the index if the publicly available data for those companies had used the key words analyzed by the natural language algorithm or, alternatively, the natural language algorithm may identify companies that would not otherwise have been included in the index if the publicly available data for those companies had not used the key words analyzed by the natural language algorithm. There is no guarantee that the index will reflect the Theme exposures intended.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Portfolio Turnover Risk. High portfolio turnover may result in the fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the fund’s performance to be less than expected.

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Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption, or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows the fund’s investment results for the prior calendar year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two indices. The MSCI ACWI Index (Net) serves as the fund’s regulatory index and provides a broad measure of market performance. The fund generally invests in securities that are included in the Schwab Crypto Thematic Index®. The fund does not seek to track the regulatory index.This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/schwabetfs_prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 64.66% Q4 2023
Worst Quarter: (13.40%) Q3 2023
Year-to-date performance (before taxes) as of 6/30/24: 14.38%
Average Annual Total Returns as of 12/31/23
	1 Year	Since Inception (08/04/22)
Before taxes	108.67%	19.88%
After taxes on distributions	108.45%	19.38%
After taxes on distributions and sale of shares	64.40%	15.02%
Comparative Indices (reflects no deduction for fees, expenses, or taxes)
MSCI ACWI Index (Net)(1)(2)	22.20%	11.50%
Schwab Crypto Thematic Index®	109.40%	19.76%

(1)
In anticipation of new regulatory requirements, the fund’s regulatory index has changed from the Schwab Crypto Thematic Index® to the MSCI ACWI Index (Net).

(2)
The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since inception.
Mariela Jobson, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2024.
Joselle Duncan, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.
Jiwei Gu, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2023.
David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since inception.
Purchase and Sale of Fund Shares

The fund issues and redeems shares at its NAV only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units.
Individual shares may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because fund shares trade at market prices rather than at NAV, fund shares may trade at a price greater

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than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). Recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.schwabassetmanagement.com.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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